Share based payments (Tables)	6 Months Ended
Jun. 30, 2024
Share based payments
Schedule of parameters used in relation to the new grants

Stock options granted in	April 2024	June 2024 (1)
Number of options granted	42,243	660,166
Average Fair value of options (in $) (2)	$112.14 - 156.49	$158.50
Share price (in $) (2)	$365.56 - 396.30	$437.41
Exercise price (in $) (2)	$396.30	$445.76
Expected volatility	35.53 - 39.04%	35.17%
Average Expected option life (in years)	4.30 - 6.49	5.34
Risk‑free interest rate	2.66 - 3.02%	2.87%
Expected dividends	—%	—%

(1)	In June 2024, the Company granted a total of 660,166 stock options of which 188,606 stock options to Belgian taxed beneficiaries. Belgian taxed beneficiaries can choose between a contractual term of five or ten years. The expected option life ranges between 4.16 and 6.35 years. The fair value per option granted to Belgian taxed beneficiaries at grant date would range from $ 137.63 (for the stock options of Belgian taxed beneficiaries with a contractual term of five years) to $174.78 (for the stock options of Belgian taxed beneficiaries with a contractual term of ten years). This estimate will be reassessed once the acceptance period of 60 days has passed and the beneficiaries will have made a choice between a contractual term of five or ten years.
(2)	amounts have been converted to USD at the applicable rate prevailing at the grant date.